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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  July 21, 2005

                          EASYLINK SERVICES CORPORATION
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             (Exact name of registrant as specified in its charter)

             Delaware                   000-26371               13-3787073
 (State or other jurisdiction of       (Commission           (I.R.S. Employer
          incorporation)               File Number)         Identification No.)

                              33 Knightsbridge Road
                              Piscataway, NJ 08854
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (732) 652-3500

                                       N/A
           -----------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   (Entry into a Material Definitive Agreement)

Master Carrier Agreement

This Amendment No. 1 to Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed by the Registrant on July 27, 2005 (the "Original Form 8-K") to attach as exhibits certain of the agreements that comprise the new Master Carrier Agreement and the Amendment to the Intellectual Property Agreement referenced in the Original Form 8-K. These documents, entered into between EasyLink Services Corporation ("EasyLink" or the "Company") and AT&T Corp. in connection with the new Master Carrier Agreement, are listed below:

        (i)    Amended and Restated Master Carrier Agreement;

        (ii)   AT&T Network Connection Platform Service Description Attachment;

        (iii)  AT&T Network Connection Service Terms and Pricing Attachment;

        (iv) AT&T Service Provider Markets - Service Order Attachment; AT&T Internet Transport Services;

        (v)    AT&T UNIPLAN Service Terms and Pricing Attachment;

        (vi)   AT&T Data Service Terms and Pricing Attachment; and

        (vii)  Amendment to Intellectual Property Agreement.

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ITEM 9.01 (c) Exhibits.

EXHIBIT NO.
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99.1           Amended and Restated Master Carrier Agreement between EasyLink
               Services Corporation and AT&T Corp. entered into on July 21, 2005

99.2           AT&T Network Connection Platform Service Description Attachment

99.3* *AT&T Network Connection Service Terms and Pricing Attachment entered into on July 21, 2005

99.4* *AT&T Service Provider Markets - Service Order Attachment; AT&T Internet Transport Services entered into on July 21, 2005

99.5* *AT&T UNIPLAN Service Terms and Pricing Attachment entered into on July 21, 2005

99.6* *AT&T Data Service Terms and Pricing Attachment entered into on July 21, 2005

99.7           Amendment to Intellectual Property Agreement between AT&T Corp.
               and EasyLink Services Corporation entered into on July 21, 2005

*       Confidential Treatment Requested

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2005

                                           EASYLINK SERVICES CORPORATION


                                           By: s/ Thomas Murawski
                                           -------------------------------------
                                           Thomas Murawski, Chairman,
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.
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99.1           Amended and Restated Master Carrier Agreement between EasyLink
               Services Corporation and AT&T Corp. entered into on July 21, 2005

99.2           AT&T Network Connection Platform Service Description Attachment

99.3* *AT&T Network Connection Service Terms and Pricing Attachment entered into on July 21, 2005

99.4* *AT&T Service Provider Markets - Service Order Attachment; AT&T Internet Transport Services entered into on July 21, 2005

99.5* *AT&T UNIPLAN Service Terms and Pricing Attachment entered into on July 21, 2005

99.6* *AT&T Data Service Terms and Pricing Attachment entered into on July 21, 2005

99.7           Amendment to Intellectual Property Agreement between AT&T Corp.
               and EasyLink Services Corporation entered into on July 21, 2005

*       Confidential Treatment Requested

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